SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 4, 2003

VANGUARD AIRLINES, INC.

(Exact name of registrant as specified in its charter)

Delaware 0-27034 48-1149290

(State of incorporation) (Commission File Number) (I.R.S. Employer Identification No.)

7667 NW Prairie View Road, Suite 205, Kansas City, MO 64153

(Address of principal executive offices including zip code)

Registrant's telephone number, including area code (775) 363-1450

Item 5. Other Events.

By this Form 8-K, Registrant files its First Amended Disclosure Statement in Support of Debtor's First Amended Liquidating Plan of Reorganization as filed with the United States Bankruptcy Court on November 4, 2003. Consistent with previously reported information, the Company's Liquidating Plan of Reorganization states that there will be no distribution to holders of Common Stock in the bankruptcy case.

A hearing to consider confirmation of the Plan shall be held at 9:00 a.m. on December 10, 2003, in Courtroom 6A, Charles Evans Whittaker Courthouse, 400 East Ninth Street, Kansas City, Missouri.

Questions regarding these documents should be directed to Mr. David D. Ferguson, Polsinelli Shalton & Welte, P.C., 700 West 47th Street, Suite 1000, Kansas City, Missouri 64112; phone: (816) 753-1000.

(a) Exhibits. The following Exhibits are filed with this report:

Exhibit No. Description

99.1 First Amended Disclosure Statement in Support of Debtor's First Amended

Liquidating Plan of Reorganization

99.2 Debtor's First Amended Liquidating Plan of Reorganization (Exhibit 1 to the First Amended Disclosure Statement in Support of Debtor's First Amended Liquidating Plan of Reorganization)

99.3 Exhibit 2 to the First Amended Disclosure Statement in Support of Debtor's

First Amended Liquidating Plan of Reorganization

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VANGUARD AIRLINES, INC.

/s/ David A. Rescino______

By: David A. Rescino

President and Chief Financial Officer

Date: December 3, 2003